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Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 13th day of May, 2004 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation ("Poindexter"), MORGAN TRAILER MFG. CO., a New Jersey corporation ("Morgan"), TRUCK ACCESSORIES GROUP, INC., a Delaware corporation ("TAG), MAGNETIC INSTRUMENTS CORP., a Delaware corporation ("MIC"), MORGAN OLSON CORPORATION, a Delaware corporation ("MOC"), and EFP CORPORATION, a Delaware corporation ("EFP") (Poindexter, Morgan, TAG, MIC, MOC and EFP are each a "Borrower" and collectively referred to as "Borrowers"), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for the Lenders, and all other Lenders parties hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

        WHEREAS, the Borrowers, the Loan Parties, the Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"); and

        WHEREAS, the Borrowers and the Loan Parties desire that Agent and the Lenders amend certain provisions of the Loan Agreement as herein set forth.

        NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Loan Parties, the Agent and Lenders hereby agree as follows:

SECTION 1.    Amendments.

        (a)   The definition of "Senior Notes" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        ""Senior Notes" shall mean collectively, the 8 3/4% Senior Notes due 2014, issued by Poindexter pursuant to the terms of the Senior Note Indenture in an initial aggregate principal amount of $125,000,000 (which amount may be subsequently increased to up to $155,000,000 as permitted by subsection 13(b)(vi) hereof) as such Senior Notes may be amended, modified, supplemented, extended, renewed, restated or replaced as permitted by the terms of subsection 13(b) hereof."

        (b)   The first sentence of Section 8(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "On or prior to June 1, 2004, each Borrower shall establish one or more blocked accounts (collectively, "Blocked Accounts") and shall deposit and cause its Respective Loan Parties to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a lock box) into such Blocked Accounts."

        (c)   The ninth sentence of Section 8(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "On or prior to June 1, 2004, each Loan Party shall cause all accounts of such Loan Party, other than Blocked Accounts established at LaSalle, to be subject to control agreements in favor of and on terms and conditions reasonably acceptable to the Agent."

        (d)   Section 12(j) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "(j) Checking Accounts. On or prior to June 1, 2004, each of Borrower Representative and TAG shall establish a general checking/controlled disbursement account with LaSalle. In the case of such account held with LaSalle, normal charges shall be assessed thereon, and although no compensating balance is required, each of Borrower Representative and TAG must keep monthly balances in order to merit earnings credits which will cover LaSalle's service charges for demand deposit account activities."

        (e)   The second line of Subsection 13(b)(vi) of the Loan Agreement is hereby amended by deleting the amount "$150,000,000" where it appears therein and inserting the amount "$l155,000,000" in place thereof.

SECTION 2.    Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

        (a)   this Amendment shall have been duly executed and delivered by the Borrowers, the Loan Parties, the Agent and each Lender; and

        (b)   The representations and warranties contained herein shall be true and correct in all respects.

SECTION 3.    Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each Loan Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

        (a)   all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

        (b)   the execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, and the Loan Agreement is the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

        (c)   Neither the execution, delivery and performance of this Amendment by the Loan Parties, the performance by the Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

        (d)   No Default or Event of Default has occurred and is continuing.

SECTION 4.    Reference to and Effect Upon the Loan Agreement.

        (a)   Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

        (b)   The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other

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Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "herein", "hereof' and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby.

        This Amendment shall be construed in connection with and as part of the Loan Agreement. Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 5.    Costs And Expenses. As provided in Section 4(c)(v) of the Loan Agreement, the Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:
J.B. POINDEXTER & CO., INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
MORGAN TRAILER MFG. CO.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
TRUCK ACCESSORIES GROUP, INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
MAGNETIC INSTRUMENTS CORP.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
MORGAN OLSON CORPORATION
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

EFP CORPORATION
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
AGENT AND LENDER:
LASALLE BANK NATIONAL ASSOCIATION, as Agent and Lender
By:

Name:

Title:	Senior Vice President

        The following Persons are signatories to this Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:
LOWY GROUP, INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
RAIDER INDUSTRIES INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
SWK HOLDINGS, INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
UNIVERSAL BRIXIUS, INC.
By:	/s/ Robert S. Whatley
Name:	Robert S. Whatley
Title:	Vice President
MORGAN TRAILER FINANCIAL CORPORATION
By:	/s/ Thomas Daly
Name:	Thomas Daly
Title:	President

MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.
By:	MORGAN TRAILER MFG. CO., its general partner
	By:	/s/ Robert S. Whatley
	Name:	Robert S. Whatley
	Title:	Vice President

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FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT